Exhibit 99.3

Lockheed Martin Corporation Portfolio Shaping Actions & 2 nd Quarter 2015 Financial Results July 20 , 2015 11:00 am EDT Webcast login at www.lockheedmartin.com/investor Webcast replay & podcast available by 2:30 p.m. EDT July 20 , 2015 at www.lockheedmartin.com/investor Audio replay available from 2:30 p.m. EDT July 20, 2015 through midnight July 21 , 2015 Access the audio replay at: 855 - 859 - 2056 U.S . and Canada 404 - 537 - 3406 International Replay confirmation code: 62402264

Lockheed Martin Corporation Acquisition of Sikorsky Aircraft & Strategic Review

# Forward Looking Statements

This presentation contains statements which, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, and are based on Lockheed Martin's current expectations and assumptions, including, among other things, statements regarding the Corporation's proposed acquisition of Sikorsky (the "Transaction") and the expected benefits of the Transaction, including expected synergies and costs savings and the potential for growth and expanded capabilities and customer relationships as a result of the Transaction; statements related to the plans, strategies and objectives of the Corporation for future operations, including statements related to a potential strategic alternative transaction related to its government IT and technical services businesses, or the terms, timing or structure of any such transaction (or whether any such transaction will take place at all); the future performance of the Corporation or of any such businesses if any such transaction is completed; and future and estimated sales, earnings, cash flows, charges, expenditures, dividends and share repurchases of the Corporation. The words "believe," "estimate," "anticipate," "project," "intend," "expect," "plan," "outlook," "scheduled," "forecast," and similar expressions are intended to identify forward-looking statements. There can be no assurance that any transaction or future events will occur as anticipated, if at all, or that actual results will be as expected. These statements are not guarantees of future performance and are subject to risks and uncertainties. Actual results may differ materially due to factors such as: the failure to obtain, delays in obtaining, or adverse conditions contained in any required regulatory or other approvals for consummation of the Transaction; the failure to consummate or a delay in consummating the Transaction for other reasons; the failure by the Corporation to obtain the necessary debt to finance the purchase price of the Transaction on favorable terms or at all; the failure of the Corporation to realize the intended tax benefits from the Transaction; the Corporation's business or the Sikorsky Aircraft business being disrupted due to transaction-related uncertainty; the Corporation being unable to successfully integrate the Sikorsky Aircraft business and generate synergies and other cost savings; the risk of litigation relating to any transaction; competitive responses to any transaction; unexpected costs, charges or expenses resulting from any transaction; potential adverse reactions or changes to business relationships from the announcement or completion of any transaction; risks and uncertainties related to a potential separation of, or any other transaction related to, the Corporation's government IT and technical services businesses; the availability of funding for the Corporation's products and services both domestically and internationally due to general economic conditions, performance, cost and other factors; the effect of capitalization changes (such as share repurchase activity, accelerated pension funding, stock option exercises, or debt levels); and the competitive environment for the Corporation's products and services. These are only some of the factors that may affect the forward-looking statements contained in this presentation. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see the Corporation's filings with the SEC including, but not limited to, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Corporation's Annual Report on Form 10-K for the year ended Dec. 31, 2014 and quarterly reports on Form 10-Q. The Corporation's filings may be accessed through the Investor Relations page of its website, www.lockheedmartin.com/investor, or through the website maintained by the SEC at www.sec.gov. Except where required by applicable law, the Corporation expressly disclaims a duty to provide updates to forward-looking statements after the date of this presentation to reflect subsequent events, changed circumstances, changes in expectations, or the estimates and assumptions associated with them. The forward-looking statements in this presentation are intended to be subject to the safe harbor protection provided by the federal securities laws.

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4 Reshaping the Portfolio • Signed Definitive Agreement to Acquire Sikorsky Aircraft – Access to Military & Commercial Rotary - Wing Segment Valued at More Than $30 Billion Annually – Complementary Defense Investment With Low Execution Risk – Attractively Priced National Asset Using Section 338(h)(10) Tax Election – Anticipate Close Later This Year or in the First Quarter of 2016 • Strategic Review of Government IT and Technical Services – Increased Competition and Price Sensitivity Impacting Ability to Compete…Businesses May Create More Value Outside of Corporation – Remaining IS&GS Businesses Expected to Realign Within Other Business Areas Portfolio Shaping Actions For Value Creation

5 Sikorsky Overview • World Leader in the Design, Manufacture, and Service of Military and Commercial Helicopters • ~15,000 Highly Skilled Employees • Headquartered in Stratford , CT • Operates in 20 Countries, With Products Used in Over 40 Countries 75% 25% Commercial Military Revenue Composition 2015 Expected Revenue ~$6.5B* 50% 50% Int’l Domestic *UTC Paris Air Show Update June 2015

6 Acquisition Rationale • Sikorsky Has Familiar Customers and Is Well Positioned With an Established Brand and Robust Backlog • Sikorsky and Our Mission Systems and Training Business Have a 40 Year History of Partnering on Programs • Strong Aftermarket Business Provides a Long - Term Source of Earnings • Opportunity To Access Historically Low Interest Rate Environment • Access to the Section 338(h)(10) Tax Election Provides Approximately $2 Billion of Expected Value

7 Future Growth Prospects • Sikorsky Military Business Secures and Extends Our Core Defense Business – Multiple USG Development Helicopter Programs are Funded and Expected to Transition Into Production in 2018 (CH - 53K, Presidential, Combat Rescue) • Enables Further Expansion of Our International Operations Through Sikorsky’s Footprint • Well Established Footprint in Commercial Aviation Segment Opportunities for Growth

8 Transaction Valuation No Change to Our Previously Outlined Plan to Return Cash to Stockholders Through Dividends and Stock Repurchases Between 2015 and 2017 • Gross Purchase Price $9.0B • Adjusted Price After 338(h)(10) Election 7.1B • Transaction to Be Funded With a Combination of New Debt and Available Cash EBITDA Multiple* 13.0X 10.3X *2015 EBITDA

9 Synergy Overview • ~$2 Billion Tax Synergy From Section 338(h)(10) Tax Election • Run - Rate Expected Cost Synergies of ~$150 Million Annually • Strong Lockheed Martin Relationships With International Governments…Ability to Match Security Needs With Full Spectrum of Our Combined Security Offerings Synergy Opportunities

10 Strategic Evaluation of IT & Services Current Structure Potential Future State Strategic Review Retain IS&GS MST MFC Space Air Traffic Management Yes Technical Services Yes Government/Enterprise IT Yes Commercial Cyber Yes Government Healthcare IT Yes Mission IT & Services Energy Solutions Space / Space Services Missiles & Fire Control Technical Services Yes Businesses Under Strategic Review…Approximately ~$6 Billion Annual Sales With Mid 7% Margin

11 Summary of Announcements • A Combination of Two Powerful Portfolio Reshaping Activities Creating Long - Term Stockholder Value • Significant Synergies With Low Execution Risk • Corporation Increasingly Positioned for Long - Term Growth Value Creation for Investors and Customers

Lockheed Martin Corporation 2 nd Quarter 2015 Financial Results Conference Call July 20, 2015 11:00 am EDT

13 Forward Looking Statements Our presentation contains “forward - looking statements” or projections based on Lockheed Martin’s current expectations and assump tions. These statements are not guarantees of future performance and are subject to risks and uncertainties. Actual results may dif fer materially due to factors such as: the Corporation’s reliance on contracts with the U.S. Government, all of which are conditioned upon the a vai lability of funding; declining budgets; affordability initiatives; the implementation of automatic sequestration under the Budget Control Act of 2011; U.S. Government operations under a continuing resolution or the failure to adopt a budget which may cause contracts to be del aye d, canceled or funded at lower levels or which may impact the Corporation’s operating results and cash flows; risks related to the development, performance, schedule, cost and requirements of complex and technologically advanced programs including the Corporation’s largest, the F - 35 program; economic , industry, business and political conditions (domestic and international) including their effects on governmental policy; the Corporation’s success in growing international sales and expanding into adjacent markets and risks associated with doing business in new markets and internationally; the competitive environment for the Corporation’s products and services, including increased market pressures in the Corporation’s services businesses, competition from outside the aerospa ce and defense industry, and increased bid protests; planned production rates for significant programs and compliance with stringent performance and reliability standards ; the performance of key suppliers, teammates, joint venture partners, subcontractors, and customers; the timing and customer acceptance of product deliveries; the Corporation’s ability to attract and retain key personnel and transfer knowledge to new personnel ; the impact of work stoppages or other labor disruptions; cyber security or other security threats, or other disruptions; the ability to implement, pace and effect capitalization changes such as share repurchase activity and pension funding or debt levels; the Corporation’s ability to recover certain costs under U.S. Government contracts and changes in contract mix; the accuracy of the Corporation’s estimates and projections; risk of a future impairment of goodwill or other long - term assets ; movements in interest rates and other changes that may affect pension plan assumptions and actual returns on pension plan assets; realizing the anticipated benefits of acquisitions or divestitures, ventures, teaming arrangements or internal reorganizations, and the Cor por ation’s efforts to increase the efficiency of its operations and improve the affordability of its products and services ; the adequacy of the Corporation’s insurance and indemnities; materials availability; the effect of changes in or the interpretation of: legislation , regulation or policy, including those applicable to procurement, cost allowability or recovery, accounting, taxation or export; the outcome of legal proceedings, bid protests, environmental remediation efforts, government allegations that we have failed to comply with law , other contingencies and U.S. Government identification of deficiencies in the Corporation’s business systems; the satisfaction of conditions ( including regulatory approvals) and consummation of the previously announced acquisition of Sikorsky, the timing and terms of an y financing for such acquisition, and the Corporation’s ability to successfully integrate the Sikorsky business and realize syn erg ies and other expected benefits of the transaction; and the terms, timing or structure of a potential transaction related to the Corporation’s government IT and technical services businesses (or whether any such transaction will take place at all ). Except where required by applicable law, we disclaim any duty to update these forward - looking statements . Our SEC filings (found at www.lockheedmartin.com/investor , or through the website maintained by the SEC at www.sec.gov ), including, our Annual Report on Form 10 - K for the year ended Dec. 31, 2014 and 2015 10 - Qs, contain more information on the types of risks a nd other factors that could adversely affect these statements.

14 2 nd Quarter 2015 Overview • Achieved Sales of $11.6 Billion • Achieved Segment Operating Margin* of 12.0% and Earnings Per Share of $2.94 • Generated $1.3 B illion in Cash From Operations • Returned $1.4 Billion of Cash to Stockholders, Including Repurchasing 4.9M Shares for $937 Million • Increased Outlook for Operating Profit and Earnings Per Share Strong Quarterly Results *See Chart 25 for Definitions of Non - GAAP Measures

15 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2Q 2014 2Q 2015 $11.6B $11.3B Sales Summary 2Q Sales Exceeded 2014… Tracking to Full Year Outlook ($B) +3%

16 4% 6% 8% 10% 12% 2Q 2014 2Q 2015 12.0% 12.4% Segment Margin (%) *See Chart 25 for Definitions of Non - GAAP Measures Segment Operating Margins* 2Q Margin Exceeded Expectations… Increasing Full Year Outlook

17 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2Q 2014 2Q 2015 ($ EPS) $2.76 $2.94 Solid EPS Growth Earnings Per Share +7%

18 $0.0 $0.5 $1.0 $1.5 2Q YTD 2014 2Q YTD 2015 June YTD $1.5B ($B) $ 1.2B $0.0 $0.3 $0.6 $0.9 $1.2 2Q 2014 2Q 2015 2Q Comparison $937M ($B) $124M Share Repurchases Ahead of 2014 Quarter and YTD Pace…On Track for ≥ $2.0B Target Share Repurchase Activity

19 0% 30% 60% 90% 120% 150% $0 $1,000 $2,000 $3,000 2Q 2015 YTD 2015 ($M) *See Chart 25 for Definitions of Non - GAAP Measures Share Repurchases $937M Shares $467M Dividends 131% Total Cash Returned (% FCF*) YTD Cash From Ops $ 2,220 M Less YTD CapEx (309) YTD Free Cash Flow* $ 1,911 M $1,404M Cash Returned to Stockholders Strong Cash Returns to Stockholders Dividends $2,506M $965M Dividends $1,541M Shares

20 2015 Outlook Update ($M, Except EPS) Prior (April) Current (July) *See Chart 25 for Definitions of Non - GAAP Measures Orders $ 43,500 - 45,000 No Change Sales $43,500 - 45,000 No Change Segment Operating Profit* $5,150 - 5,300 $5,225 - 5,375 Unallocated Corp Inc / (Exp) FAS/CAS Pension Adjustment ~ 475 No Change Other, Net ~ (275) No Change Operating Profit $5,350 - 5,500 $5,425 - 5,575 EPS $10.85 - 11.15 $11.00 - 11.30 Cash From Operations ≥ $5,000 No Change

21 2015 Sales Outlook ($M) Sales (Prior) $7,000 - 7,300 Aeronautics $14,700 - 15,000 Space $7,500 - 7,800 MFC $7,300 - 7,600 IS&GS $43,500 - 45,000M $7,000 - 7,300 MST Sales (Current) $7,000 - 7,300 Aeronautics $14,700 - 15,000 Space $7,500 - 7,800 MFC $7,300 - 7,600 IS&GS $43,500 - 45,000M $7,000 - 7,300 MST No Change to Sales Outlook

22 2015 Segment Operating Profit* Outlook Segment Operating Profit Outlook Increased by $75M Segment Op Profit (Current) $5,150 - 5,300M Segment Op Profit (Prior) $5,225 - 5,375M *See Chart 25 for Definitions of Non - GAAP Measures $ 1,230 - 1,260 Aeronautics $ 1,625 - 1,655 Space $900 - 930 MFC $590 - 620 IS&GS $805 - 835 MST $ 1,230 - 1,260 Aeronautics $ 1,625 - 1,655 Space $945 - 975 MFC $590 - 620 IS&GS $835 - 865 MST ($M)

23 Summary Strong Quarter Tactically and Strategically • Strong Quarter of Operational and Financial Performance • Cash Deployment Actions Continuing to Generate Returns to Stockholders • Results Reflect Program Execution, Proactive Measures, and Broad Business Portfolio • Portfolio Actions…Sikorsky and Strategic Review

24 Financial Appendix

# Definitions of Non-GAAP Measures

**Non-GAAP Financial Measures Disclosure**

This presentation, and today's conference call remarks, contain non-Generally Accepted Accounting Principles (GAAP) financial measures (as defined by SEC Regulation G). While we believe that these non-GAAP financial measures may be useful in evaluating Lockheed Martin, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP. In addition, our definitions for non-GAAP measures may differ from similarly titled measures used by other companies or analysts.

**Free Cash Flow**

Lockheed Martin defines Free Cash Flow (FCF) as Cash from Operations, less Capital Expenditures.

**Segment Operating Profit / Margin**

Segment Operating Profit represents the total earnings from our business segments before unallocated income and expense, interest expense, other non-operating income and expense, and income tax expense. This measure is used by our senior management in evaluating the performance of our business segments. The caption "Total Unallocated Items" reconciles Segment Operating Profit to Consolidated Operating Profit. Segment Margin is calculated by dividing Segment Operating Profit by Sales. Mid-point Segment Margin represents the mid-point of the outlook range for Segment Operating Profit divided by the mid-point of the outlook range for Sales.

| ($ Millions) | 2015 Outlook (April) | 2015 Outlook (July) |
|---|---|---|
| Sales | $43,500 – 45,000 | No Change |
| Segment Operating Profit | $5,150 – 5,300 | $5,225 – 5,375 |
| Mid-Point Segment Margin | 11.8% | 12.0% |
| Consolidated Operating Profit | $5,350 – 5,500 | $5,425 – 5,575 |

| | 2Q 2015 | | | 2Q 2014 | | |
|---|---|---|---|---|---|---|
| | Sales | Profit | Margin | Sales | Profit | Margin |
| Segment Operating Profit | $11,643 | $ 1,400 | 12.0% | $ 11,306 | $ 1,406 | 12.4% |
| Total Unallocated Items | - | 45 | | - | 20 | |
| Consolidated Operating Profit (GAAP) | $11,643 | $ 1,445 | 12.4% | $ 11,306 | $ 1,426 | 12.6% |

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